                                                                                                     EXECUTION COPY

                                        ASSIGNMENT AND ASSUMPTION AGREEMENT

                  ASSIGNMENT AND ASSUMPTION  AGREEMENT,  dated as of April 27, 2007,  between  Residential  Funding
Company,  LLC, a Delaware limited liability company ("RFC") and Residential  Funding Mortgage  Securities II, Inc.,
a Delaware corporation (the "Company").

                                                     Recitals

                  A.       RFC has entered into seller  contracts  ("Seller  Contracts")  with certain  sellers and servicers.

                  B.       The  Company  wishes  to  purchase  from RFC  certain  Mortgage  Loans  (as  hereinafter defined) originated pursuant to the Seller Contracts with respect thereto.

                  C.       The  Company,  RFC,  as master  servicer,  and LaSalle  Bank  National  Association,  as trustee  (the  "Trustee"),  are  entering  into a Pooling and  Servicing  Agreement  dated as of April 1, 2007 (the
"Pooling and Servicing  Agreement"),  pursuant to which the Company proposes to issue Home Equity Loan Pass-Through
Certificates,  Series  2007-HSA2 (the  "Certificates")  consisting of ten classes  designated as Class A-1V,  Class
A-1F,  Class A-2, Class A-3,  Class A-4,  Class A-5,  Class A-6,  Class SB, Class R-I and Class R-II,  representing beneficial  ownership  interests in a trust fund  consisting  primarily of a pool of closed-end,  primarily  second lien fixed rate  mortgage  loans  identified  on Exhibit D to the Pooling and Servicing  Agreement  (the  "Mortgage
Loans").

                  D.       In connection  with the purchase of the Mortgage  Loans,  the Company will assign to RFC the Class SB, Class R-I and Class R-II Certificates (the "Retained Certificates").

                  E.       In  connection  with  the  purchase  of the  Mortgage  Loans  and  the  issuance  of the
Certificates, RFC wishes to make certain representations and warranties to the Company.

                  F.       The Company and RFC intend that the  conveyance  by RFC to the Company of all its right, title and interest in and to the Mortgage  Loans pursuant to this  Agreement  shall  constitute a purchase and sale and not a loan.

                  NOW THEREFORE,  in  consideration  of the recitals and the mutual  promises herein and other good and valuable consideration, the parties agree as follows:

1.       All  capitalized  terms used but not  defined  herein  shall  have the  meanings  assigned  thereto in the
Pooling and Servicing Agreement.

2.       Concurrently  with the execution and delivery  hereof,  RFC hereby assigns to the Company without recourse all of its right,  title and interest in and to the Mortgage Loans,  including all interest and principal  received on or with respect to the Mortgage Loans on or after the Cut-off Date. In  consideration  of such  assignment,  RFC will receive from the Company,  in immediately  available  funds, an amount equal to  $1,241,541,668.49,  including accrued  interest,  and the  Retained  Certificates.  In  connection  with  such  assignment  and at the  Company's direction,  RFC has in respect of each Mortgage  Loan endorsed the related  Mortgage Note (other than any Destroyed
Mortgage  Note,  as defined in the  following  sentence) to the order of the Trustee and delivered an assignment of mortgage in  recordable  form to the Trustee or its agent.  A "Destroyed  Mortgage  Note" means a Mortgage Note the original of which was permanently lost or destroyed.

                  The  Company  and RFC intend that the  conveyance  by RFC to the Company of all its right,  title and interest in and to the Mortgage  Loans  pursuant to this Section 2 shall be, and be construed as, a sale of the
Mortgage Loans by RFC to the Company.  It is,  further,  not intended that such conveyance be deemed to be a pledge of the Mortgage  Loans by RFC to the Company to secure a debt or other  obligation  of RFC.  Nonetheless,  (a) this
Agreement  is intended to be and hereby is deemed to be a security  agreement  within the meaning of Articles 8 and
9 of the Minnesota Uniform  Commercial Code and the Uniform  Commercial Code of any other applicable  jurisdiction;
(b) the  conveyance  provided for in this Section shall be deemed to be a grant by RFC to the Company of a security interest in all of RFC's right  (including  the power to convey title  thereto),  title and  interest,  whether now owned or hereafter acquired,  in and to (A) the Mortgage Loans,  including the related Mortgage Note, the Mortgage, any related  insurance  policies and all other  documents in the related  Mortgage  File,  (B) all amounts  payable pursuant to the  Mortgage  Loans in  accordance  with the terms  thereof,  and (C) any and all general  intangibles consisting of, arising from or relating to any of the foregoing,  and all proceeds of the conversion,  voluntary or
involuntary,  of  the  foregoing  into  cash,  instruments,   securities  or  other  property,  including,  without
limitation,  all amounts from time to time held or invested in the  Certificate  Account or the Custodial  Account,
whether in the form of cash,  instruments,  securities or other  property;  (c) the possession by the Trustee,  the
Custodian  or any other  agent of the Trustee of  Mortgage  Notes or such other  items of  property  as  constitute instruments,  money,  payment  intangibles,  negotiable  documents,  goods,  deposit  accounts,  letters of credit, advices  of  credit,  investment  property,  certificated  securities  or  chattel  paper  shall  be  deemed  to be
"possession by the secured party",  or possession by a purchaser or a person  designated by such secured party, for purposes of perfecting the security  interest  pursuant to the Minnesota  Uniform  Commercial  Code and the Uniform
Commercial Code of any other applicable  jurisdiction  (including,  without  limitation,  Sections 8-106, 9-313 and
9-106  thereof);  and (d)  notifications  to persons  holding  such  property,  and  acknowledgments,  receipts  or confirmations from persons holding such property,  shall be deemed  notifications to, or acknowledgments,  receipts or confirmations from, financial  intermediaries,  bailees or agents (as applicable) of the Trustee for the purpose of  perfecting  such  security  interest  under  applicable  law.  RFC shall,  to the extent  consistent  with this
Agreement,  take such  reasonable  actions as may be  necessary to ensure that,  if this  Agreement  were deemed to create a security  interest in the Mortgage Loans and the other property  described above,  such security  interest would be deemed to be a perfected  security  interest of first priority under applicable law and will be maintained as such  throughout  the term of this  Agreement.  Without  limiting the  generality  of the  foregoing,  RFC shall prepare and deliver to the Company not less than 15 days prior to any filing date,  and the Company  shall file, or shall cause to be filed,  at the expense of RFC,  all  filings  necessary  to  maintain  the  effectiveness  of any original  filings  necessary  under the Uniform  Commercial  Code as in effect in any  jurisdiction  to perfect the
Company's  security  interest in or lien on the Mortgage  Loans,  including  without  limitation  (x)  continuation statements,  and (y) such other  statements  as may be  occasioned by (1) any change of name of RFC or the Company,
(2) any change of location of the place of business or the chief  executive  office of RFC, or (3) any  transfer of any interest of RFC in any Mortgage Loan.

                  3.       Concurrently  with the execution and delivery hereof,  the Company hereby assigns to RFC without  recourse  all of its  right,  title  and  interest  in and to the  Residual  Certificates  as  part of the consideration payable to RFC by the Company pursuant to this Agreement.

                  4.       RFC  represents  and warrants to the Company  that on the date of execution  hereof (or, if otherwise specified below, as of the date so specified):

(a)      As of the Cut-off  Date,  no  Mortgage  Loan is 30 days or more  Delinquent  in payment of  principal  and interest;

(b)      The  information  set forth in Exhibit D to the  Pooling  and  Servicing  Agreement  with  respect to each
Mortgage Loan or the Mortgage Loans,  as the case may be, is true and correct in all material  respects at the date or dates respecting which such information is furnished;

(c)      There is no right of rescission,  valid offset,  defense,  claim or  counterclaim of any obligor under any
Mortgage Note or Mortgage except as may be provided under the Servicemembers Civil Relief Act, as amended;

(d)      There is no  delinquent  recording or other tax or fee or  assessment  lien against any related  Mortgaged
Property;

(e)      There is no  proceeding  pending  or  threatened  for the total or  partial  condemnation  of the  related
Mortgaged Property;

(f)      There are no  mechanics'  or similar  liens or claims  which have been filed for work,  labor or  material affecting the related  Mortgaged  Property which are, or may be liens prior or equal to, or  subordinate  with, the lien of the related Mortgage;

(g)      For each  Mortgage  Loan,  the related  Custodial  File contains or will contain each of the documents and instruments specified to be included therein;

(h)      The related  Mortgage  Note and the  related  Mortgage  at the time it was made  complied in all  material respects  with  applicable  local,  state  and  federal  laws,  including,  but  not  limited  to,  all  applicable anti-predatory lending laws and the Constitution of the State of Texas;

(i)      A policy of title  insurance in the form and amount  required by the Program Guide was effective as of the closing of each  Mortgage  Loan and each such  policy is valid and  remains in full  force and  effect,  unless the
Mortgaged  Property is located in the State of Iowa and an attorney's  certificate  has been provided in accordance with the Program Guide,  and a title search or other assurance of title customary in the relevant  jurisdiction was obtained with respect to each Mortgage Loan as to which no title insurance policy or binder was issued;

(j)      With  respect to each  Mortgage  Loan,  the ratio,  expressed as a  percentage,  of (A) the sum of (i) the
Cut-off  Date  Principal  Balance of such  Mortgage  Loan and (ii) any  outstanding  principal  balance,  as of the
Cut-off  Date,  of all  other  mortgage  loans,  if any,  secured  by senior or  subordinate  liens on the  related
Mortgaged  Property,  to (B) the Appraised  Value,  or, to the extent  permitted by the Program  Guide,  the Stated
Value of such Mortgaged Property, was not in excess of 100%;

(k)      The physical property subject to each Mortgage is free of material damage and is in good repair;

(l)      RFC has not  received a notice of default of any senior  mortgage  loan  related to a  Mortgaged  Property which has not been cured by a party other than the related Subservicer;

(m)      The  Mortgage  Rate on each  Mortgage  Loan  will be  fixed.  No  Mortgage  Loan is  subject  to  negative amortization;

(n)      No more than  24.9% and 10.1% of the  Mortgage  Loans are  secured  by  Mortgaged  Properties  located  in
California and Florida, respectively;

(o)      Immediately  prior to the assignment of the Mortgage Loans to the Trustee,  RFC had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge,  lien,  encumbrance or security interest (other than a first lien on such  Mortgaged  Property  and the rights to  servicing  and  related  compensation)  and such assignment  validly  transfers  ownership of the Mortgage Loans to the Trustee free and clear of any pledge,  lien, encumbrance or security  interest  (other than a first lien on such Mortgaged  Property and the rights to servicing and related compensation);

(p)      Approximately 65.6% of the Mortgage Loans are balloon loans;

(q)      No Mortgage  Loan will have a  remaining  term to stated  maturity as of the Cut-off  Date of less than 57 months.  The weighted  average  remaining term to stated maturity of the Mortgage Loans as of the Cut-off Date will be  approximately  218 months.  The weighted  average  original  term to maturity of the  Mortgage  Loans as of the
Cut-off Date will be  approximately  215 months.  0.1% of the  Mortgage  Loans are  fully-amortizing  and will have original terms to maturity of approximately  five years,  with a weighted average remaining term to stated maturity of such  Mortgage  Loans of  approximately  58 months.  0.3% of the Mortgage  Loans are  fully-amortizing  and will have original  terms to maturity of  approximately  ten years,  with a weighted  average  remaining  term to stated
maturity of such Mortgage Loans of approximately 118 months.  5.0% of the Mortgage Loans are  fully-amortizing  and will have original terms to maturity of  approximately  fifteen years,  with a weighted  average  remaining term to
stated  maturity  of  such  Mortgage  Loans  of  approximately   178  months.   2.1%  of  the  Mortgage  Loans  are
fully-amortizing  and will have original terms to maturity of approximately  twenty years,  with a weighted average remaining term to stated maturity of such Mortgage Loans of  approximately  237 months.  8.5% of the Mortgage Loans are fully-amortizing  and will have original terms to maturity of approximately  twenty-five years, with a weighted average  remaining  term to stated  maturity of such  Mortgage  Loans of  approximately  353  months.  65.6% of the
Mortgage Loans are balloon loans and will have original terms to maturity of  approximately  fifteen years based on
30-year amortization schedules, with a weighted average remaining term to stated maturity of 177 months;

(r)      [Reserved];

(s)      Other than with respect to a payment default,  there is no material  default,  breach,  violation or event of  acceleration  existing  under the terms of any Mortgage  Note or Mortgage  and no event which,  with notice and expiration  of any grace or cure  period,  would  constitute  a material  default,  breach,  violation  or event of acceleration under the terms of any Mortgage Note or Mortgage, and no such material default,  breach,  violation or event of  acceleration  has been  waived by RFC or by any other  entity  involved  in  originating  or  servicing a
Mortgage Loan;

(t)      For each  Mortgage  Loan,  hazard  insurance  and  flood  insurance  has been  obtained  which  meets  all applicable  requirements of Section 3.11 of the Pooling and Servicing Agreement, or the Master Servicer will obtain blanket coverage in respect thereof as contemplated in the Pooling and Servicing Agreement;

(u)      Each Mortgage Note and each Mortgage is an enforceable obligation of the related Mortgagor;

(v)      No  instrument  of release or waiver has been  executed in  connection  with the  Mortgage  Loans,  and no
Mortgagor has been released, in whole or in part from its obligations in connection with a Mortgage Loan;

(w)      With  respect to each  Mortgage  Loan that is a second lien,  either (i) no consent for the Mortgage  Loan was  required by the holder of the related  prior lien or (ii) such  consent has been  obtained and is contained in the Mortgage File;

(x)      None of the Mortgaged  Properties is a mobile home or a manufactured  housing unit that is not permanently attached to its foundation;

(y)      Each Mortgage Loan constitutes a qualified  mortgage under Section  860G(a)(3)(A)of  the Code and Treasury
Regulations  Section  1.860G-2(a)(1),  (2),  (4),  (5) and (6),  without  reliance  on the  provisions  of Treasury
Regulation Section  1.860G-2(a)(3) or Treasury Regulation Section  1.860G-2(f)(2) or any other provision that would allow  a  Mortgage  Loan  to be  treated  as a  "qualified  mortgage"  notwithstanding  its  failure  to  meet  the requirements of Section  860G(a)(3)(A) of the Code and Treasury  Regulation Section  1.860G-2(a)(1),  (2), (4), (5)
and (6);

(z)      Approximately  96.8% of the Mortgage Loans are actuarial  mortgage  loans, on which 30 days of interest is owed each month irrespective of the day on which the payment is received;

(aa)     As of the Cut-off  Date,  the Mortgage  Rates of the  Mortgage  Loans range  between  5.375% per annum and
19.125% per annum, with a weighted average Mortgage Rate of approximately 10.6970% per annum;

(bb)     99.84% of the Mortgage Loans are secured by second liens and the remainder are secured by first liens;

(cc)     [Reserved];

(dd)     (A) Each  Mortgaged  Property  with  respect to the  Mortgage  Loans  consists of a single  parcel of real property with a single family  residence  erected thereon,  a two-to-four  family  residence  erected  thereon,  or improved by an individual  condominium unit, planned unit development,  townhouse or modular home; (B) with respect to the Mortgage  Loans,  (i)  approximately  36.76% of the Mortgage Loans are secured by real property  improved by individual  condominium units, planned unit developments (attached and detached),  townhouses/rowhouses  or modular homes,  (ii)  approximately  55.93% of the  Mortgage  Loans  are  secured  by real  property  with a single  family residence erected thereon and (iii)  approximately  7.32% of the Mortgage Loans are secured by real property with a two-to-four family residence;

(ee)     4 of the Mortgage Notes of the Mortgage Loans are missing from the Custodial File;

(ff)              None of the Mortgage Loans are secured by a leasehold interest;

(gg)     None of the proceeds of the  Mortgage  Loans were used to finance the  purchase of single  premium  credit insurance  policies and none of the Mortgage  Loans  contain  prepayment  penalties  that extend  beyond five years after the date of origination;

(hh)     None of the Mortgage Loans are loans that,  under  applicable  state or local law in effect at the time of origination  of such  loan,  are  referred  to as (1)  "high  cost" or  "covered"  loans or (2) any  other  similar designation if the law imposes greater  restrictions or additional  legal liability for residential  mortgage loans with high interest rates, points and/or fees;

(ii)              RFC has not transferred  the Mortgage Loans to the Purchaser with any intent to hinder,  delay or defraud creditors;

(jj)              Each Subservicer  meets all applicable  requirements  under the Pooling and Servicing  Agreement, is  properly  qualified  to service the  Mortgage  Loans and has been  servicing  the  Mortgage  Loans prior to the
Cut-off Date in accordance with the terms of the Subservicing Agreement;

(kk)     All of the Mortgage Loans have been  underwritten  in substantial  compliance  with the criteria set forth in the Program Guide;

(ll)              The proceeds of each Mortgage  Loan have been fully  disbursed  and there is no  requirement  for future advances thereunder;

(mm)     The Mortgage  contains a customary  provision for the  acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event the related  Mortgaged  Property is sold without the prior consent of the mortgagee thereunder;

(nn)     With respect to Mortgage  Loans  originated  more than 12 months prior to the Cut-off Date (A) none of the obligors  under such Mortgage  Loans were the subject of a bankruptcy  proceeding and (B) no such Mortgage Loan has been 30 or more days delinquent more than twice within 12 months of the Cut-off Date;

(oo)     No Mortgage  Loan is a High Cost Loan or Covered  Loan,  as  applicable  (as such terms are defined in the then current  Standard & Poor's LEVELS(R)Glossary which is now Version 5.7 Revised,  Appendix E (attached hereto as
Exhibit A)); provided that no  representation  and warranty is made in this clause (oo) with respect to 0.1% of the
Mortgage Loans (by outstanding  principal  balance as of the Cut-off Date) secured by property located in the State of West Virginia [proviso relating to the State of Kansas intentionally omitted];

(pp)     No Mortgage  Loan  originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia
Fair Lending Act;

(qq)     None of the Mortgage Loans were subject to the Home Ownership and Equity Protection Act of 1994; and

(rr)              None of the Mortgage Loans are reverse mortgage loans.

                  Upon  discovery by RFC or upon notice from the Company,  the Credit  Enhancer or the Trustee of a breach of the foregoing  representations  and warranties in respect of any Mortgage Loan, or upon the occurrence of a Repurchase  Event as described in Section 5 below,  which  materially and adversely  affects the interests of any holders of the  Certificates,  the Credit  Enhancer or the Company in such Mortgage Loan (notice of which breach or occurrence  shall be given to the Company by RFC, if it discovers  the same),  RFC shall,  within 90 days after the earlier  of its  discovery  or  receipt of notice  thereof,  either  cure such  breach or  Repurchase  Event in all material respects or, except as otherwise provided in Section 2.03 of the Pooling and Servicing  Agreement,  either
(i)  purchase  such  Mortgage  Loan from the  Trustee or the  Company,  as the case may be, at a price equal to the
Purchase  Price for such Mortgage Loan or (ii)  substitute a Qualified  Substitute  Mortgage Loan or Loans for such
Mortgage Loan in the manner and subject to the  limitations  set forth in Section 2.03 of the Pooling and Servicing
Agreement.  If the  breach of  representation  and  warranty  that gave rise to the  obligation  to  repurchase  or substitute  a Mortgage  Loan  pursuant  to this  Section 4 was the  representation  set forth in clause (h) of this
Section 4, then RFC shall pay to the Trust Fund,  concurrently  with and in addition  to the  remedies  provided in the preceding  sentence,  an amount equal to any liability,  penalty or expense that was actually incurred and paid out of or on behalf of the Trust Fund,  and that  directly  resulted  from such breach,  or if incurred and paid by the Trust Fund thereafter, concurrently with such payment.

                  5.       With respect to each Mortgage Loan, a repurchase event  ("Repurchase  Event") shall have occurred if it is  discovered  that,  as of the date hereof,  the related  Mortgage was not a valid first or second lien on the related  Mortgaged  Property  subject only to (i) any related  first lien on such  Mortgaged  Property,
(ii) the lien of real property taxes and  assessments not yet due and payable,  (iii)  covenants,  conditions,  and restrictions,  rights of way,  easements  and other  matters of public  record as of the date of  recording of such
Mortgage and such other  permissible  title exceptions as are listed in the Program Guide and (iv) other matters to which like properties are commonly subject which do not materially  adversely affect the value,  use,  enjoyment or marketability  of the Mortgaged  Property.  In addition,  with respect to any Mortgage Loan as to which the Company delivers to the Trustee or the Custodian an affidavit  certifying that the original  Mortgage Note has been lost or destroyed,  if such  Mortgage  Loan  subsequently  is in default  and the  enforcement  thereof  or of the  related
Mortgage is materially  adversely  affected by the absence of the original  Mortgage Note, a Repurchase Event shall be deemed to have  occurred and RFC will be obligated to  repurchase  or  substitute  for such Mortgage Loan in the manner set forth in Section 4 above.

                  6.       RFC hereby  represents  and warrants to the Company that,  with respect to each Mortgage
Loan,  the REMIC's tax basis in each  Mortgage  Loan as of the Closing Date is equal to or greater than 100% of the
Stated Principal Balance thereof.

                  7.       This  Agreement  shall  inure to the benefit of and be binding  upon the parties  hereto and their respective successors and assigns, and no other person shall have any right or obligation hereunder.

                  8.       This  Agreement  may be  amended  from time to time by RFC and the  Company  by  written agreement  signed by RFC and the  Company,  with the consent of the Credit  Enhancer  (which  consent  shall not be unreasonably withheld).

                  9.       The Credit Enhancer is an express third-party beneficiary under this Agreement.

                  IN WITNESS  WHEREOF,  the parties have entered into this  Assignment and Assumption  Agreement as of the date first above written.

                                                     RESIDENTIAL FUNDING COMPANY, LLC

                                                              By:          /s/ Tim Jacobson
                                                                  Name:    Tim Jacobson
                                                                  Title:   Associate

                                                     RESIDENTIAL FUNDING MORTGAGE SECURITIES, INC.

                                                     By:            /s/ Jeffrey Blaschko
                                                            Name:      Jeffrey Blaschko
                                                            Title:     Vice President

                                                EXHIBIT A

                                 APPENDIX E OF THE STANDARD & POOR'S GLOSSARY FOR
                                    FILE FORMAT FOR LEVELS(R)VERSION 5.7 REVISED

                                                                                REVISED October 20, 2006

APPENDIX  E - Standard & Poor's Predatory Lending Categories

Standard & Poor's has categorized loans governed by anti-predatory  lending laws in the Jurisdictions  listed below into three  categories  based upon a combination of factors that include (a) the risk exposure  associated with the assignee  liability and (b) the tests and  thresholds set forth in those laws.  Note that certain loans  classified by the  relevant  statute as Covered  are  included  in  Standard & Poor's  High Cost Loan  Category  because  they included thresholds and tests that are typical of what is generally considered High Cost by the industry.

STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION

-----------------------------------------------------------------------------------------------------------------------------------------------------------
                                             ------------------------------------------------------------------- ------------------------------------------
            State/Jurisdiction                       Name of Anti-Predatory Lending Law/Effective Date           Category under Applicable Anti-Predatory
                                                                                                                                Lending Law
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------

-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------

Arkansas                                     Arkansas Home Loan Protection Act, Ark. Code Ann.ss.ss.23-53-101 et   High Cost Home Loan
                                             seq.

                                             Effective July 16, 2003
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------

Cleveland Heights, OH                        Ordinance No. 72-2003 (PSH), Mun. Codess.ss.757.01 et seq.            Covered Loan

                                             Effective June 2, 2003
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------

Colorado                                     Consumer Equity Protection, Colo. Stat. Ann.ss.ss.5-3.5-101 et seq.   Covered Loan

                                             Effective for covered loans offered or entered into on or after
                                             January 1, 2003. Other provisions of the Act took effect on June
                                             7, 2002
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------

Connecticut                                  Connecticut Abusive Home Loan Lending Practices Act, Conn. Gen.     High Cost Home Loan
                                             Stat.ss.ss.36a-746 et seq.

                                             Effective October 1, 2001
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------

District of Columbia                         Home Loan Protection Act, D.C. Codess.ss.26-1151.01 et seq.           Covered Loan

                                             Effective for loans closed on or after January 28, 2003
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------

Florida                                      Fair Lending Act, Fla. Stat. Ann.ss.ss.494.0078 et seq.               High Cost Home Loan

                                             Effective October 2, 2002
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------

Georgia (Oct. 1, 2002 - Mar. 6, 2003)        Georgia Fair Lending Act, Ga. Code Ann.ss.ss.7-6A-1 et seq.           High Cost Home Loan

                                             Effective October 1, 2002 - March 6, 2003
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------

Georgia as amended (Mar. 7, 2003 - current)  Georgia Fair Lending Act, Ga. Code Ann.ss.ss.7-6A-1 et seq.           High Cost Home Loan

                                             Effective for loans closed on or after March 7, 2003
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------

HOEPA Section 32                             Home Ownership and Equity Protection Act of 1994, 15 U.S.C.ss.      High Cost Loan
                                             1639, 12 C.F.R.ss.ss.226.32 and 226.34

                                             Effective October 1, 1995, amendments October 1, 2002
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------

Illinois                                     High Risk Home Loan Act, Ill. Comp. Stat. tit. 815,ss.ss.137/5 et     High Risk Home Loan
                                             seq.

                                             Effective January 1, 2004 (prior to this date, regulations under
                                             Residential Mortgage License Act effective from May 14, 2001)
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
                                             Indiana Home Loan Practices Act, Ind. Code Ann.ss.ss.24-9-1-1 et
Indiana                                      seq.                                                                High Cost Home Loans

                                             Effective January 1, 2005; amended by 2005 HB 1179, effective
                                             July 1, 2005
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
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Kansas                                       Consumer Credit Code, Kan. Stat. Ann.ss.ss.16a-1-101 et seq.          High Loan to Value Consumer Loan (id.ss.
                                                                                                                 16a-3-207) and;
                                             Sections 16a-1-301 and 16a-3-207 became effective April 14, 1999;
                                             Section 16a-3-308a became effective July 1, 1999
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                                                                                                                 High APR Consumer Loan (id.ss.16a-3-308a)
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Kentucky                                     2003 KY H.B. 287 - High Cost Home Loan Act, Ky. Rev. Stat.ss.ss.     High Cost Home Loan
                                             360.100 et seq.

                                             Effective June 24, 2003
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Maine                                        Truth in Lending, Me. Rev. Stat. tit. 9-A,ss.ss.8-101 et seq.         High Rate High Fee Mortgage

                                             Effective September 29, 1995 and as amended from time to time
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Massachusetts                                Part 40 and Part 32, 209 C.M.R.ss.ss.32.00 et seq. and 209 C.M.R.     High Cost Home Loan
                                           ss.ss.40.01 et seq.

                                             Effective March 22, 2001 and amended from time to time
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Nevada                                       Assembly Bill No. 284, Nev. Rev. Stat.ss.ss.598D.010 et seq.          Home Loan

                                             Effective October 1, 2003
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New Jersey                                   New Jersey Home Ownership Security Act of 2002, N.J. Rev. Stat.     High Cost Home Loan
                                           ss.ss.46:10B-22 et seq.

                                             Effective for loans closed on or after November 27, 2003
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New Mexico                                   Home Loan Protection Act, N.M. Rev. Stat.ss.ss.58-21A-1 et seq.       High Cost Home Loan

                                             Effective as of January 1, 2004; Revised as of February 26, 2004
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New York                                     N.Y. Banking Law Article 6-l                                        High Cost Home Loan

                                             Effective for applications made on or after April 1, 2003
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North Carolina                               Restrictions and Limitations on High Cost Home Loans, N.C. Gen.     High Cost Home Loan
                                             Stat.ss.ss.24-1.1E et seq.

                                             Effective July 1, 2000; amended October 1, 2003 (adding open-end lines of credit)
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Ohio                                         H.B. 386 (codified in various sections of the Ohio Code), Ohio      Covered Loan
                                             Rev. Code Ann.ss.ss.1349.25 et seq.

                                             Effective May 24, 2002
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Rhode Island                                 Rhode Island Home Loan Protection Act, R.I. Gen. Lawsss.ss.          High Cost Home Loan
                                             34-25.2-1 et seq.  Effective December 31, 2006
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Oklahoma                                     Consumer Credit Code (codified in various sections of Title 14A)    Subsection 10 Mortgage

                                             Effective July 1, 2000; amended effective January 1, 2004
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South Carolina                               South Carolina High Cost and Consumer Home Loans Act, S.C. Code     High Cost Home Loan
                                             Ann.ss.ss.37-23-10 et seq.

                                             Effective for loans taken on or after January 1, 2004
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Tennessee                                    Tennessee Home Loan Protection Act, Tenn. Code Ann.ss.ss.45-20-101    High Cost Home Loan
                                             et seq.  Effective January 1, 2007
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West Virginia                                West Virginia Residential Mortgage Lender, Broker and Servicer      West Virginia Mortgage Loan Act Loan
                                             Act, W. Va. Code Ann.ss.ss.31-17-1 et seq.

                                             Effective June 5, 2002
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STANDARD & POOR'S COVERED LOAN CATEGORIZATION

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            State/Jurisdiction                       Name of Anti-Predatory Lending Law/Effective Date           Category under Applicable Anti-Predatory
                                                                                                                                Lending Law
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Georgia (Oct. 1, 2002 - Mar. 6, 2003)        Georgia Fair Lending Act, Ga. Code Ann.ss.ss.7-6A-1 et seq.           Covered Loan

                                             Effective October 1, 2002 - March 6, 2003
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New Jersey                                   New Jersey Home Ownership Security Act of 2002, N.J. Rev. Stat.     Covered Home Loan
                                           ss.ss.46:10B-22 et seq.

                                             Effective November 27, 2003 - July 5, 2004
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STANDARD & POOR'S HOME LOAN CATEGORIZATION

-----------------------------------------------------------------------------------------------------------------------------------------------------------
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            State/Jurisdiction                       Name of Anti-Predatory Lending Law/Effective Date           Category under Applicable Anti-Predatory
                                                                                                                                Lending Law
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Georgia (Oct. 1, 2002 - Mar. 6, 2003)        Georgia Fair Lending Act, Ga. Code Ann.ss.ss.7-6A-1 et seq.           Home Loan

                                             Effective October 1, 2002 - March 6, 2003
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New Jersey                                   New Jersey Home Ownership Security Act of 2002, N.J. Rev. Stat.     Home Loan
                                           ss.ss.46:10B-22 et seq.

                                             Effective for loans closed on or after November 27, 2003
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New Mexico                                   Home Loan Protection Act, N.M. Rev. Stat.ss.ss.58-21A-1 et seq.       Home Loan

                                             Effective as of January 1, 2004; Revised as of February 26, 2004
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North Carolina                               Restrictions and Limitations on High Cost Home Loans, N.C. Gen.     Consumer Home Loan
                                             Stat.ss.ss.24-1.1E et seq.

                                             Effective July 1, 2000; amended October 1, 2003 (adding open-end lines of credit)
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South Carolina                               South Carolina High Cost and Consumer Home Loans Act, S.C. Code     Consumer Home Loan
                                             Ann.ss.ss.37-23-10 et seq.

                                             Effective for loans taken on or after January 1, 2004
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